Exhibit 15.5

February 9, 2021

China National Oil and Gas Exploration

And Development Corporation

International Holding Ltd (“CNODCI”)

No.6-1 Fuchengmen Beidajie

Xicheng District

Beijing, China 100034

Attention:	Mr. Ye Xian Deng, President

Reference:	CNODCI Interest in PetroKazakhstan Inc.

Evaluation of Crude Oil Reserves

Third Party Report

Dear Sir:

1.	INTRODUCTION

McDaniel & Associates Consultants Ltd. (“McDaniel”) was requested by PetroKazakhstan Inc. (“PKI”) to prepare an evaluation of the crude oil reserves and the net present values of these reserves for the interests of PKI in the South Turgai Basin, Republic of Kazakhstan, effective as of December 31, 2020. McDaniel submitted to PKI an Executive Summary Report and Detailed Technical Report for the evaluation of PKI in January 2021.

PKI is an integrated oil and gas company, owned 67 percent by CNODCI and 33 percent by JSC KazMunaiGas Exploration Production (“KMG EP”). PKI requested McDaniel to prepare this Third-Party Report for CNODCI based on the 67 percent interest owned by CNODCI in PKI for the assets of CNODCI that are held within three operating subsidiaries: PetroKazakhstan Kumkol Resources (“PKKR”), Kolzhan LLP (“Kolzhan”) and PetroKazakhstan Ventures Inc. (“PKVI”).

This report was prepared to support PKI’s and CNODCI’s annual securities filings with the SEC. The data employed in this evaluation and the assumptions and procedures used to estimate the reserves and net present values are consistent with standard industry reserves evaluation procedures.

2200, Bow Valley Square 3, 255 - 5 Avenue SW, Calgary AB T2P 3G6    Tel: (403) 262-5506    Fax: (403) 233-2744    www.mcdan.com

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Evaluation of Oil and Gas Reserves – Third Party Report	February 9, 2021

2.	METHODOLOGY

Crude oil reserves estimates and their associated net present values were evaluated in this report by McDaniel. for the interests of PKI in Kazakhstan.

Essentially all of the basic information employed in the preparation of this report was obtained from PKI including geological, geophysical, engineering and financial data. McDaniel utilized this data to prepare an independent assessment of the crude oil reserves as of December 31, 2020. The reserves estimates presented in this report have been prepared in accordance with the United States Securities and Exchange Commission (SEC) reserves definitions and guidance (see Section 3). Only the proved reserves and sub-classifications were included in this report.

Net present value estimates were calculated based on future revenue forecasts. As per SEC guidelines, the future net revenues and net present values presented were calculated using the first day of the month crude oil prices for each of the 12 months prior to the effective date of December 31, 2020 and were presented in United States dollars. No escalation of the prices were made nor were the operating and capital costs increased for inflation in this evaluation. Future capital costs and operating costs were based on PKI budgets for each respective property with adjustments as deemed appropriate by McDaniel.

3.	RESERVES DEFINITIONS

The SEC reserves definitions are contained in the Final Rule of Modernization of Oil and Gas Reporting (17 CFR Parts 210, 211, 229 and 249) published by the SEC Regulation on January 14, 2009. A summary of the key proved reserves definitions in Regulation S-X 210.4-10 is presented below.

Reserves

Reserves are estimated remaining quantities of oil and gas and related substances anticipated to be economically producible, as of a given date, by application of development projects to known accumulations. In addition, there must exist, or there must be a reasonable expectation that there will exist, the legal right to produce or a revenue interest in the production, installed means of delivering oil and gas or related substances to market, and all permits and financing required to implement the project.

Note: Reserves should not be assigned to adjacent reservoirs isolated by major, potentially sealing, faults until those reservoirs are penetrated and evaluated as economically producible. Reserves should not be assigned to areas that are clearly separated from a known accumulation by a non- productive reservoir (i.e., absence of reservoir, structurally low reservoir, or negative test results). Such areas may contain prospective resources (i.e., potentially recoverable resources from undiscovered accumulations).

Proved Oil and Gas Reserves

Proved oil and gas reserves are those quantities of oil and gas, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible—from a given date forward, from known reservoirs, and under existing economic conditions, operating methods, and government regulations—prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract the hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

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Evaluation of Oil and Gas Reserves – Third Party Report	February 9, 2021

(i)	The area of the reservoir considered as proved includes:

(A)	The area identified by drilling and limited by fluid contacts, if any, and

(B)

Adjacent undrilled portions of the reservoir that can, with reasonable certainty, be judged to be continuous with it and to contain economically producible oil or gas on the basis of available geoscience and engineering data.

(ii)

In the absence of data on fluid contacts, proved quantities in a reservoir are limited by the lowest known hydrocarbons (LKH) as seen in a well penetration unless geoscience, engineering, or performance data and reliable technology establishes a lower contact with reasonable certainty.

(iii)

Where direct observation from well penetrations has defined a highest known oil (HKO) elevation and the potential exists for an associated gas cap, proved oil reserves may be assigned in the structurally higher portions of the reservoir only if geoscience, engineering, or performance data and reliable technology establish the higher contact with reasonable certainty.

(iv)	Reserves which can be produced economically through application of improved recovery techniques (including, but not limited to, fluid injection) are included in the proved classification when:

(A)

Successful testing by a pilot project in an area of the reservoir with properties no more favorable than in the reservoir as a whole, the operation of an installed program in the reservoir or an analogous reservoir, or other evidence using reliable technology establishes the reasonable certainty of the engineering analysis on which the project or program was based; and

(B)	The project has been approved for development by all necessary parties and entities, including governmental entities.

(v)

Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the 12-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Analogous Reservoir

Analogous reservoirs, as used in resources assessments, have similar rock and fluid properties, reservoir conditions (depth, temperature, and pressure) and drive mechanisms, but are typically at a more advanced stage of development than the reservoir of interest and thus may provide concepts to assist in the interpretation of more limited data and estimation of recovery. When used to support proved reserves, an “analogous reservoir” refers to a reservoir that shares the following characteristics with the reservoir of interest:

(i)	Same geological formation (but not necessarily in pressure communication with the reservoir of interest);

(ii)	Same environment of deposition; (iii) Similar geological structure; and (iv) Same drive mechanism.

Reasonable Certainty

If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90 percent probability th

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Evaluation of Oil and Gas Reserves – Third Party Report	February 9, 2021

at the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

4.	EVALUATION SUMMARY

4.1	NET RESERVES

The net share of proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2020 attributable to CNODCI for each of the three subsidiary companies are summarized below.

CNODCI’S NET ENTITLEMENT OF PROVED RESERVES (1)

AS OF DECEMBER 31, 2020

	Proved Developed	Proved Undeveloped	Total Proved
Crude Oil, Mbbl
PKKR	10,644	1,290	11,934
Kolzhan	5,224	2,289	7,514
PKVI	586	200	785
Total	16,454	3,779	20,233

(1)	Net entitlement reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.

4.2	GROSS RESERVES

The total proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2020 for each of the three subsidiary companies are presented below for reference purposes only. These gross reserves estimates are based on a 100 percent working interest in each of the properties and include all reserves attributable to government and working interest partners.

GROSS PROVED RESERVES

AS OF DECEMBER 31, 2020

	Proved Developed	Proved Undeveloped	Total Proved
Crude Oil, Mbbl
PKKR	15,886	1,925	17,811
Kolzhan	12,554	5,867	18,421
PKVI	1,165	397	1,562
Total	29,605	8,189	37,794

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Evaluation of Oil and Gas Reserves – Third Party Report	February 9, 2021

4.3	NET PRESENT VALUES

The net present values for the proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2020 attributable to CNODCI for each of the three subsidiary companies are presented below. All of the net present values have been presented at a 10 percent discount rate.

CNODCI NET PRESENT VALUES DISCOUNTED AT 10 PERCENT

AS OF DECEMBER 31, 2020, $MM

	Proved Developed	Proved Undeveloped	Total Proved
PKKR	35	8	44
Kolzhan	42	24	65
PKVI	3	2	5
Total	80	34	114

4.4	NET PRESENT VALUES SENSITIVITY ANALYSIS

A sensitivity analysis has been prepared for the net present values for the proved developed, proved undeveloped and total proved crude oil reserves as of December 31, 2020 attributable to CNODCI for each of the three subsidiary companies. At the request of PKI, all of the oil prices, capital costs and operating costs have been escalated at two percent per year throughout the evaluation period.

CNODCI NET PRESENT VALUES SENSITIVITY DISCOUNTED AT 10 PERCENT

AS OF DECEMBER 31, 2020, $MM

	Proved Developed	Proved Undeveloped	Total Proved
PKKR	30	7	37
Kolzhan	40	23	63
PKVI	3	2	5
Total	73	32	105

5	SUMMARY TABLES

Summary tables showing the reserves, reserves reconciliation, future production forecasts and future revenue forecasts are presented in the Appendix for each of the three subsidiary companies.

6	BASIS OF OPINION

McDaniel & Associates Consultants Ltd. has over 60 years of experience in the evaluation of oil and gas properties. McDaniel is registered with the Association of Professional Engineers and Geoscientists of Alberta (APEGA). All of the professionals involved in the preparation of this report have in excess of five years of experience in the evaluation of oil and gas properties. Mr. Cam Boulton, Executive Vice President, supervised the preparation of this report. Mr. Boulton is a professional engineer registered with APEGA and has over 10 years of experience in the evaluation of oil and gas properties. All of the persons involved in the preparation of this report and McDaniel & Associates are independent of PKI and CNODCI.

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Evaluation of Oil and Gas Reserves – Third Party Report	February 9, 2021

In preparing this report, we relied upon certain factual information including ownership, well data, production data, prices, revenues, operating costs, capital costs, contracts, and other relevant data supplied by PKI. The supplied information was only relied upon where in our opinion it appeared reasonable and consistent with our knowledge of the properties; however, no independent verification of the information was made.

This report was prepared by McDaniel for the use of PKI and CNODCI for its securities filings with the SEC and is not to be used for any other purpose without the knowledge and consent of McDaniel & Associates Consultants Ltd.

We reserve the right to revise any estimates provided herein if any relevant data existing prior to preparation of this report was not made available, if any data between the preparation date and the evaluation date of this evaluation were to vary significantly from that forecast, or if any data provided was found to be erroneous.

Sincerely,

McDANIEL & ASSOCIATES CONSULTANTS LTD.

APEGA PERMIT NUMBER: P3145

/s/ Cameron T. Boulton
Cameron T. Boulton, P. Eng.
Executive Vice President
February 9, 2021

CTB:jep

[20-0115]

CERTIFICATE OF QUALIFICATION

I, Cameron Boulton, Petroleum Engineer of 2200, 255 - 5th Avenue, S.W., Calgary, Alberta, Canada hereby certify:

1.

That I am an Executive Vice President of McDaniel & Associates Consultants Ltd., APEGA Permit Number P3145, which Company did prepare, at the request of PetroKazakhstan Overseas Services Inc., the report entitled “CNODCI Interest in PetroKazakstan Inc. Evaluation of Crude Oil Reserves, Third Party Report, As of December 31, 2020”, dated February 9, 2021, and that I was involved in the preparation of this report. I am also registered as a Responsible Member as outlined by APEGA for McDaniel & Associates Consultant Ltd. APEGA Permit Number 3145.

2.

That I attended the Queen’s University in the years 2002 to 2006 and that I graduated with a Bachelor of Science degree in Chemical Engineering, that I am a registered Professional Engineer with the Association of Professional Engineers and Geoscientists of Alberta and that I have in excess of 10 years of experience in oil and gas reservoir studies and evaluations.

3.

That I have no direct or indirect interest in the properties or securities of PetroKazakhstan Overseas Services Inc., nor do I expect to receive any direct or indirect interest in the properties or securities of PetroKazakhstan Overseas Services Inc., or any affiliate thereof.

4.

That the aforementioned report was not based on a personal field examination of the properties in question, however, such an examination was not deemed necessary in view of the extent and accuracy of the information available on the properties in question.

/s/ Calgary
Calgary, Alberta
Dated: February 9, 2021

Prices: SEC January 1, 2021 Eff. Date: December 31, 2020 Currency: USD	CNODCI Interest in PKI PetroKazakhstan Kumkol Resources Summary of Reserves and Net Present Values SEC Prices and Costs as of December 31, 2020	Table 1

Total Kazakhstan

Summary of Reserves (1)(2)

	Crude Oil Reserves - Barrels			Natural Gas Reserves			Natural Gas Liquids Reserves
Reserve Category	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl	Property Gross MMcf	Company Gross MMcf	Company Net MMcf	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	15,886	10,644	10,644	—	—	—	—	—	—
Proved Undeveloped Reserves	1,925	1,290	1,290	—	—	—	—	—	—
Total Proved Reserves	17,811	11,934	11,934	—	—	—	—	—	—

	Crude Oil Reserves - Tonnes			BOE Reserves (3)
Reserve Category	Property Gross MT	Company Gross MT	Company Net MT	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	2,003	1,342	1,342	15,886	10,644	10,644
Proved Undeveloped Reserves	239	160	160	1,925	1,290	1,290
Total Proved Reserves	2,242	1,502	1,502	17,811	11,934	11,934

Summary of Company Share of Net Present Values Before Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	32	34	35	36	36
Proved Undeveloped Reserves	8	8	8	8	7
Total Proved Reserves	40	42	44	44	44

Summary of Company Share of Net Present Values After Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	18	20	22	24	25
Proved Undeveloped Reserves	5	6	6	5	5
Total Proved Reserves	22	26	28	29	30

(1)	The above reserves estimates are presented after applying license expiry and economic limit cutoffs.
(2)

Company Gross reserves are based on Company working interest share of the reserves for each property. Company Net reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.

(3)	Based on a gas to BOE conversion of 6:1

Petrokazakhstan 2020YE - All Fields - Final - CNODCI.xlsm	2021-02-08

Prices: SEC January 1, 2021 Eff. Date: December 31, 2020 Currency: USD	CNODCI Interest in PKI PetroKazakhstan Kumkol Resources Forecast of Production and Revenues SEC Prices and Costs as of December 31, 2020 Proved Developed Reserves Total Kazakhstan	Table 2

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$MM
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$MM
2021	417	15,563	5,680	715	24	138	—	—	—	—	—	—	138
2022	381	12,704	4,637	584	25	118	—	—	—	—	—	—	118
2023	326	8,929	3,259	412	25	83	—	—	—	—	—	—	83
2024	198	5,000	1,825	230	25	46	—	—	—	—	—	—	46
2025	56	1,304	476	62	25	12	—	—	—	—	—	—	12
2026	2	23	9	1	25	0	—	—	—	—	—	—	0
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
2035	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			15,886	2,003		397	—		—	—		—	397

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2021	3	2	2	2	69	1	12	—	52	0	6	3	42
2022	4	3	6	5	60	1	12	—	36	0	4	3	28
2023	3	3	4	5	51	25	7	—	(7)	0	2	1	(10)
2024	2	4	2	5	33	23	1	—	(15)	0	0	—	(15)
2025	0	4	1	5	10	15	0	—	(15)	0	—	—	(15)
2026	0	4	0	5	0	3	—	—	(2)	0	—	—	(2)
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
2035	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	12	3	15	4	223	68	31	—	48	2	13	7	26

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Company Working Interest Share Summary

Year	Gross Annual Oil Prod. Mbbl	Net Annual Oil Prod. Mbbl	Net Annual Gas Prod. MMcf	Net Annual NGL Prod. Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A. Tax US$MM
2021	3,806	3,806	—	—	92	2	2	46	8	—	35	7	28
2022	3,107	3,107	—	—	79	3	4	41	8	—	24	5	18
2023	2,184	2,184	—	—	55	2	3	51	5	—	(5)	2	(7)
2024	1,223	1,223	—	—	31	1	1	38	0	—	(10)	0	(10)
2025	319	319	—	—	8	0	0	17	0	—	(10)	0	(10)
2026	6	6	—	—	0	0	0	2	—	—	(2)	0	(2)
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
2035	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	10,644	10,644	—	—	266	8	10	195	21	—	32	15	18

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Prices: SEC January 1, 2021 Eff. Date: December 31, 2020 Currency: USD	CNODCI Interest in PKI PetroKazakhstan Kumkol Resources Forecast of Production and Revenues SEC Prices and Costs as of December 31, 2020 Total Proved Reserves	Table 3
Total Kazakhstan

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$MM
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$MM
2021	422	16,123	5,885	740	24	143	—	—	—	—	—	—	143
2022	390	14,008	5,113	643	25	130	—	—	—	—	—	—	130
2023	339	10,168	3,711	468	25	94	—	—	—	—	—	—	94
2024	213	5,855	2,137	269	25	54	—	—	—	—	—	—	54
2025	80	2,167	791	101	25	20	—	—	—	—	—	—	20
2026	12	452	165	21	25	4	—	—	—	—	—	—	4
2027	2	19	7	1	25	0	—	—	—	—	—	—	0
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
2035	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	6	2	0	25	0	—	—	—	—	—	—	0
Total			17,811	2,242		445	—		—	—		—	445

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2021	3	2	3	2	69	1	15	—	52	0	7	4	41
2022	4	3	6	5	62	1	14	—	42	0	6	4	32
2023	3	3	5	5	53	25	9	—	(1)	0	3	1	(5)
2024	2	4	2	5	35	23	3	—	(12)	0	1	0	(13)
2025	1	4	1	5	17	16	0	—	(15)	0	0	—	(15)
2026	0	4	0	5	4	0	—	—	(1)	0	—	—	(1)
2027	0	4	0	5	0	3	—	—	(2)	0	—	—	(2)
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
2035	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	0	4	0	5	5	—	—	—	(5)	0	—	—	(5)
Total	14	3	17	4	245	69	41	—	59	2	15	9	33

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Company Working Interest Share Summary

Year	Gross Annual Oil Prod. Mbbl	Net Annual Oil Prod. Mbbl	Net Annual Gas Prod. MMcf	Net Annual NGL Prod. Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A. Tax US$MM
2021	3,943	3,943	—	—	96	2	2	47	10	—	35	7	27
2022	3,426	3,426	—	—	87	3	4	42	9	—	28	7	22
2023	2,487	2,487	—	—	63	2	3	53	6	—	(1)	3	(3)
2024	1,432	1,432	—	—	36	1	2	39	2	—	(8)	1	(8)
2025	530	530	—	—	13	1	1	22	0	—	(10)	0	(10)
2026	111	111	—	—	3	0	0	3	—	—	(0)	0	(0)
2027	5	5	—	—	0	0	0	2	—	—	(2)	0	(2)
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
2035	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	1	1	—	—	0	0	0	3	—	—	(3)	0	(3)
Total	11,934	11,934	—	—	298	9	11	211	28	—	40	18	22

Petrokazakhstan 2020YE - All Fields - Final - CNODCI.xlsm	2021-02-08

Prices: SEC January 1, 2021 Eff. Date: December 31, 2020 Currency: USD	CNODCI Interest in PKI Kolzhan LLP Summary of Reserves and Net Present Values SEC Prices and Costs as of December 31, 2020	Table 1

Total Kazakhstan

Summary of Reserves (1)(2)

	Crude Oil Reserves - Barrels			Natural Gas Reserves			Natural Gas Liquids Reserves
Reserve Category	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl	Property Gross MMcf	Company Gross MMcf	Company Net MMcf	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	12,554	5,224	5,224	—	—	—	—	—	—
Proved Undeveloped Reserves	5,867	2,289	2,289	—	—	—	—	—	—
Total Proved Reserves	18,421	7,514	7,514	—	—	—	—	—	—

	Crude Oil Reserves - Tonnes			BOE Reserves (3)
Reserve Category	Property Gross MT	Company Gross MT	Company Net MT	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	1,605	664	664	12,554	5,224	5,224
Proved Undeveloped Reserves	752	292	292	5,867	2,289	2,289
Total Proved Reserves	2,358	956	956	18,421	7,514	7,514

Summary of Company Share of Net Present Values Before Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	51	46	42	38	36
Proved Undeveloped Reserves	34	28	24	20	17
Total Proved Reserves	85	74	65	58	53

Summary of Company Share of Net Present Values After Income Taxes

	$MM US Dollars
Reserve Category	0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves	35	31	28	26	24
Proved Undeveloped Reserves	21	17	14	11	9
Total Proved Reserves	55	48	42	37	33

(1)	The above reserves estimates are presented after applying license expiry and economic limit cutoffs.
(2)

Company Gross reserves are based on Company working interest share of the reserves for each property. Company Net reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.

(3)	Based on a gas to BOE conversion of 6:1

Petrokazakhstan 2020YE - All Fields - Final - CNODCI.xlsm	2021-02-08

Prices: SEC January 1, 2021 Eff. Date: December 31, 2020 Currency: USD	CNODCI Interest in PKI Kolzhan LLP Forecast of Production and Revenues SEC Prices and Costs as of December 31, 2020 Proved Developed Reserves Total Kazakhstan	Table 2

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$MM
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$MM
2021	131	9,415	3,436	440	24	83	—	—	—	—	—	—	83
2022	134	7,708	2,814	360	25	71	—	—	—	—	—	—	71
2023	122	5,946	2,170	278	25	54	—	—	—	—	—	—	54
2024	102	4,429	1,616	207	25	41	—	—	—	—	—	—	41
2025	86	3,161	1,154	147	25	29	—	—	—	—	—	—	29
2026	71	2,696	984	125	25	25	—	—	—	—	—	—	25
2027	33	908	332	43	25	8	—	—	—	—	—	—	8
2028	4	131	48	6	24	1	—	—	—	—	—	—	1
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
2035	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			12,554	1,605		312	—		—	—		—	312

Petrokazakhstan 2020YE - All Fields - Final - CNODCI.xlsm	2021-02-08

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2021	2	2	1	2	19	1	14	—	46	0	9	12	25
2022	2	3	3	4	19	1	6	—	40	0	6	6	27
2023	2	3	2	4	17	1	4	—	28	0	4	3	20
2024	1	3	2	4	16	1	4	—	17	0	2	1	14
2025	1	3	1	4	13	1	4	—	9	0	1	0	8
2026	1	3	1	4	16	7	—	—	(1)	0	0	—	(1)
2027	0	3	0	4	5	4	—	—	(2)	0	0	—	(2)
2028	0	0	—	—	1	1	—	—	(0)	0	—	—	(0)
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
2035	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	9	3	10	3	107	18	32	—	136	1	22	22	91

Company Working Interest Share Summary

Year	Gross Annual Oil Prod. Mbbl	Net Annual Oil Prod. Mbbl	Net Annual Gas Prod. MMcf	Net Annual NGL Prod. Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A. Tax US$MM
2021	1,414	1,414	—	—	34	1	1	10	5	—	18	7	11
2022	1,158	1,158	—	—	29	1	1	9	2	—	15	4	11
2023	897	897	—	—	23	1	1	9	2	—	10	2	8
2024	669	669	—	—	17	1	1	8	2	—	6	1	5
2025	485	485	—	—	12	0	1	7	1	—	3	0	3
2026	474	474	—	—	12	0	1	13	—	—	(2)	0	(2)
2027	111	111	—	—	3	0	0	3	—	—	(1)	0	(1)
2028	16	16	—	—	0	0	—	0	—	—	(0)	0	(0)
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
2035	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	5,224	5,224	—	—	130	4	5	59	12	—	51	16	35

Petrokazakhstan 2020YE - All Fields - Final - CNODCI.xlsm	2021-02-08

Prices: SEC January 1, 2021 Eff. Date: December 31, 2020 Currency: USD	CNODCI Interest in PKI Kolzhan LLP Forecast of Production and Revenues SEC Prices and Costs as of December 31, 2020 Total Proved Reserves Total Kazakhstan	Table 3

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$MM
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$MM	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$MM	Annual Volume Mbbl	NGL Price US$/bbl	Sales Revenue US$MM
2021	140	11,017	4,021	514	24	97	—	—	—	—	—	—	97
2022	155	11,448	4,179	535	25	105	—	—	—	—	—	—	105
2023	151	9,913	3,618	463	25	91	—	—	—	—	—	—	91
2024	132	7,042	2,570	329	25	65	—	—	—	—	—	—	65
2025	116	4,830	1,763	226	25	44	—	—	—	—	—	—	44
2026	101	3,882	1,417	180	25	36	—	—	—	—	—	—	36
2027	53	1,486	542	70	25	14	—	—	—	—	—	—	14
2028	47	852	311	40	25	8	—	—	—	—	—	—	8
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
2035	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			18,421	2,358		459	—		—	—		—	459

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$MM	Total MET %	Export Rent Tax US$MM	Export Rent Tax %	Total Operating Costs US$MM	Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Property Tax US$MM	Corporate Tax US$MM	Excess Profits Tax US$MM	Net Cash Flow A. Tax US$MM
2021	2	2	2	2	21	1	28	—	44	0	11	13	20
2022	4	4	4	4	21	1	16	—	58	0	11	12	36
2023	4	4	4	4	20	1	7	—	55	0	9	10	36
2024	2	3	3	4	18	1	5	—	36	0	5	4	26
2025	1	3	2	4	15	1	5	—	19	0	2	1	16
2026	1	3	2	4	18	8	—	—	7	0	1	—	6
2027	0	3	1	4	7	1	—	—	5	0	0	—	4
2028	0	3	0	4	6	4	—	—	(2)	0	—	—	(2)
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
2035	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—

Total	16	3	16	4	125	19	60	—	223	2	39	40	141

Petrokazakhstan 2020YE - All Fields - Final - CNODCI.xlsm	2021-02-08

Company Working Interest Share Summary

Year	Gross Annual Oil Prod. Mbbl	Net Annual Oil Prod. Mbbl	Net Annual Gas Prod. MMcf	Net Annual NGL Prod. Mbbl	Gross Sales Revenue US$MM	Total MET US$MM	Export Tax US$MM	Operating & Aband. Costs US$MM	Capital Costs US$MM	Hist. Costs & Com. Bonus US$MM	Net Cash Flow B. Tax US$MM	Total Taxes US$MM	Net Cash Flow A. Tax US$MM
2021	1,672	1,672	—	—	40	1	1	10	10	—	19	9	10
2022	1,686	1,686	—	—	42	2	2	10	6	—	22	8	14
2023	1,453	1,453	—	—	37	2	2	10	3	—	21	7	14
2024	1,041	1,041	—	—	26	1	1	9	2	—	14	4	10
2025	720	720	—	—	18	1	1	8	2	—	7	1	6
2026	656	656	—	—	17	1	1	14	—	—	1	0	0
2027	182	182	—	—	5	0	0	3	—	—	2	0	1
2028	104	104	—	—	3	0	0	3	—	—	(1)	0	(1)
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
2035	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	7,514	7,514	—	—	188	6	7	67	23	—	85	29	55

Petrokazakhstan 2020YE - All Fields - Final - CNODCI.xlsm	2021-02-08

Prices: SEC January 1, 2021 Eff. Date: December 31, 2020 Currency: USD	CNODCI Interest in PKI PetroKazakhstan Kumkol Resources Summary of Reserves and Net Present Values SEC Prices and Costs as of December 31, 2020	Table 1

Total Kazakhstan

Summary of Reserves (1)(2)

	Crude Oil Reserves - Barrels			Natural Gas Reserves			Natural Gas Liquids Reserves
Reserve Category	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl	Property Gross MMcf	Company Gross MMcf	Company Net MMcf	Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves	1,165	586	586	—	—	—	—	—	—
Proved Undeveloped Reserves	397	200	200	—	—	—	—	—	—
Total Proved Reserves	1,562	785	785	—	—	—	—	—	—

			Crude Oil Reserves - Tonnes				BOE Reserves (3)
Reserve Category			Property Gross MT	Company Gross MT	Company Net MT		Property Gross Mbbl	Company Gross Mbbl	Company Net Mbbl
Proved Developed Reserves			152	77	77		1,165	586	586
Proved Undeveloped Reserves			52	26	26		397	200	200
Total Proved Reserves			204	103	103		1,562	785	785

Summary of Company Share of Net Present Values Before Income Taxes
					$MM US Dollars
Reserve Category					0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves					4	3	3	3	2
Proved Undeveloped Reserves					3	2	2	2	1
Total Proved Reserves					7	6	5	4	4

Summary of Company Share of Net Present Values After Income Taxes
					$MM US Dollars
Reserve Category					0.0%	5.0%	10.0%	15.0%	20.0%
Proved Developed Reserves					4	3	3	2	2
Proved Undeveloped Reserves					3	2	2	2	1
Total Proved Reserves					7	6	5	4	3

(1)	The above reserves estimates are presented after applying license expiry and economic limit cutoffs.
(2)	Company Gross reserves are based on Company working interest share of the reserves for each property.

Company Net reserves are the working interest reserves in each property after deducting royalties payable to others. In the case of all properties, there are no royalties payable to others.

(3)	Based on a gas to BOE conversion of 6:1

Petrokazakhstan 2020YE - All Fields - Final - CNODCI.xlsm	2021-02-08

Prices: SEC January 1, 2021 Eff. Date: December 31, 2020 Currency: USD	CNODCI Interest in PKI PetroKazakhstan Ventures Inc. Forecast of Production and Revenues SEC Prices and Costs as of December 31, 2020 Proved Developed Reserves	Table 2
Total Kazakhstan

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$M
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$M	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$M	Annual Revenue Mbbl	NGL Price US$/bbl	Sales Revenue US$M
2021	—	—	—	—	—	—	—	—	—	—	—	—	—
2022	18	1,241	453	59	25.41	11,514	—	—	—	—	—	—	11,514
2023	16	788	288	38	25.41	7,310	—	—	—	—	—	—	7,310
2024	16	539	197	26	25.32	4,986	—	—	—	—	—	—	4,986
2025	16	379	139	18	25.32	3,507	—	—	—	—	—	—	3,507
2026	12	244	89	12	25.32	2,255	—	—	—	—	—	—	2,255
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
2035	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			1,165	152		29,572	—		—	—		—	29,572

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$M	Total MET %	Export Rent Tax US$M	Export Rent Tax %	Total Operating Costs US$M	Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Property Tax US$M	Corporate Tax US$M	Excess Profits Tax US$M	Net Cash Flow A. Tax US$M
2021	—	—	—	—	—	—	4,835	—	(4,835)	—	—	—	(4,835)
2022	434	4	556	5	2,641	269	758	—	6,855	83	—	—	6,772
2023	276	4	353	5	2,127	269	902	—	3,382	79	—	—	3,303
2024	181	4	230	5	1,834	269	576	—	1,895	75	—	—	1,819
2025	127	4	162	5	1,610	269	480	—	858	69	—	—	789
2026	82	4	104	5	1,223	808	—	—	39	62	—	—	(23)
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
2035	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	1,101	4	1,406	5	9,436	1,885	7,552	—	8,193	368	—	—	7,825

Petrokazakhstan 2020YE - All Fields - Final - CNODCI.xlsm	2021-02-08

Company Working Interest Share Summary

Year	Gross Annual Oil Prod. Mbbl	Net Annual Oil Prod. Mbbl	Net Annual Gas Prod. MMcf	Net Annual NGL Prod. Mbbl	Gross Sales Revenue US$M	Total MET US$M	Export Tax US$M	Operating & Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Total Taxes US$M	Net Cash Flow A. Tax US$M
2021	—	—	—	—	—	—	—	—	2,430	—	(2,430)	—	(2,430)
2022	228	228	—	—	5,786	218	280	1,462	381	—	3,445	42	3,403
2023	145	145	—	—	3,673	139	178	1,204	453	—	1,699	40	1,660
2024	99	99	—	—	2,505	91	116	1,057	289	—	952	38	914
2025	70	70	—	—	1,762	64	81	945	241	—	431	35	396
2026	45	45	—	—	1,133	41	52	1,020	—	—	20	31	(11)
2027	—	—	—	—	—	—	—	—	—	—	—	—	—
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
2035	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	586	586	—	—	14,860	553	707	5,688	3,795	—	4,117	185	3,932

Petrokazakhstan 2020YE - All Fields - Final - CNODCI.xlsm	2021-02-08

Prices: SEC January 1, 2021 Eff. Date: December 31, 2020 Currency: USD	CNODCI Interest in PKI PetroKazakhstan Ventures Inc. Forecast of Production and Revenues SEC Prices and Costs as of December 31, 2020 Total Proved Reserves	Table 3
Total Kazakhstan

Property Gross Share of Production and Gross Revenues

		Crude Oil					Natural Gas			Natural Gas Liquids			Total Sales Revenue US$M
Year	Producing Well Count	Daily Rate Bopd	Annual Volume Mbbl	Annual Volume MT	Crude Oil Price US$/bbl	Sales Revenue US$M	Annual Volume MMcf	Natural Gas Price US$/Mcf	Sales Revenue US$M	Annual Volume Mbbl	NGL Price US$/ bbl	Sales Revenue US$M
2021	—	—	—	—	—	—	—	—	—	—	—	—	—
2022	19	1,391	508	66	25.41	12,905	—	—	—	—	—	—	12,905
2023	18	1,050	383	50	25.41	9,739	—	—	—	—	—	—	9,739
2024	18	735	268	35	25.32	6,792	—	—	—	—	—	—	6,792
2025	18	525	192	25	25.32	4,855	—	—	—	—	—	—	4,855
2026	14	353	129	17	25.32	3,261	—	—	—	—	—	—	3,261
2027	9	226	83	11	25.32	2,092	—	—	—	—	—	—	2,092
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
2035	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total			1,562	204		39,645	—		—	—		—	39,645

Petrokazakhstan 2020YE - All Fields - Final - CNODCI.xlsm	2021-02-08

Property Gross Share of Royalties, Expenses, Taxes and Net Cash Flow

Year	Total MET US$M	Total MET %	Export Rent Tax US$M	Export Rent Tax %	Total Operating Costs US$M	Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Property Tax US$M	Corporate Tax US$M	Excess Profits Tax US$M	Net Cash Flow A. Tax US$M
2021	—	—	—	—	—	—	4,835	—	(4,835)	—	—	—	(4,835)
2022	487	4	624	5	2,833	278	1,998	—	6,685	83	—	—	6,602
2023	367	4	471	5	2,477	278	902	—	5,244	79	25	—	5,140
2024	247	4	314	5	2,176	278	576	—	3,202	75	—	—	3,127
2025	176	4	224	5	1,906	278	480	—	1,791	69	—	—	1,722
2026	118	4	151	5	1,484	278	—	—	1,230	62	—	—	1,169
2027	76	4	97	5	1,073	556	—	—	291	52	—	—	239
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
2035	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	1,472	4	1,880	5	11,948	1,945	8,792	—	13,609	421	25	—	13,163

Company Working Interest Share Summary

Year	Gross Annual Oil Prod. Mbbl	Net Annual Oil Prod. Mbbl	Net Annual Gas Prod. MMcf	Net Annual NGL Prod. Mbbl	Gross Sales Revenue US$M	Total MET US$M	Export Tax US$M	Operating & Aband. Costs US$M	Capital Costs US$M	Hist. Costs & Com. Bonus US$M	Net Cash Flow B. Tax US$M	Total Taxes US$M	Net Cash Flow A. Tax US$M
2021	—	—	—	—	—	—	—	—	2,430	—	(2,430)	—	(2,430)
2022	255	255	—	—	6,485	245	313	1,563	1,004	—	3,359	42	3,318
2023	193	193	—	—	4,894	185	237	1,384	453	—	2,635	52	2,583
2024	135	135	—	—	3,413	124	158	1,233	289	—	1,609	38	1,571
2025	96	96	—	—	2,440	89	113	1,097	241	—	900	35	865
2026	65	65	—	—	1,639	60	76	885	—	—	618	31	587
2027	42	42	—	—	1,051	38	49	818	—	—	146	26	120
2028	—	—	—	—	—	—	—	—	—	—	—	—	—
2029	—	—	—	—	—	—	—	—	—	—	—	—	—
2030	—	—	—	—	—	—	—	—	—	—	—	—	—
2031	—	—	—	—	—	—	—	—	—	—	—	—	—
2032	—	—	—	—	—	—	—	—	—	—	—	—	—
2033	—	—	—	—	—	—	—	—	—	—	—	—	—
2034	—	—	—	—	—	—	—	—	—	—	—	—	—
2035	—	—	—	—	—	—	—	—	—	—	—	—	—
Rem.	—	—	—	—	—	—	—	—	—	—	—	—	—
Total	785	785	—	—	19,921	740	944	6,981	4,418	—	6,839	224	6,615

Petrokazakhstan 2020YE - All Fields - Final - CNODCI.xlsm	2021-02-08